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                                                                    EXHIBIT 99.1


                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           J. C. PENNEY COMPANY, INC.

                     -------------------------------------

                          JCP MASTER CREDIT CARD TRUST

                     -------------------------------------

                        8.95% ASSET BACKED CERTIFICATES
                                    SERIES B
                              CUSIP NO. 466115AB8

          Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, (the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 1996, and with respect to the performance of the Trust during the month of September, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly Distribution (Stated on the
    ---------------------------------------------------------------------
    Basis of $1,000 Original Certificate Principal Amount) for this Series.
    ----------------------------------------------------------------------

    1. The total amount of the distribution to
       Certificateholders per $1,000 original
       Certificate Principal amount.........................  $          7.46

    2. The amount of the distribution set
       forth in paragraph 1 above allocable to
       Certificate Principal, per $1,000
       original Certificate Principal amount................. $          0.00

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    3. The amount of the distribution set forth
       in paragraph 1 above allocable to
       Certificate Interest, per $1,000
       original Certificate Principal amount..................  $          7.46

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1. Collection of Principal Receivables
       -----------------------------------

       The aggregate amount of Collections of
       Principal Receivables processed which
       were allocated in respect of the
       Certificates of this Series.............................  $   60,656,479

    2. Collection of Finance Charge Receivables
       ----------------------------------------

       The aggregate amount of Collections of
       Finance Charge Receivables processed
       which were allocated in respect of the
       Certificates of this Series.............................  $    5,487,370

    3. Net Recoveries
       --------------

       The aggregate amount of Net Recoveries
       which were allocated in respect of the
       Certificates of this Series.............................  $         0.00

    4. Principal Receivables in the Trust
       ----------------------------------

       (a) The aggregate amount of Principal
           Receivables in the Trust as of the
           end of the day on the last day of
           such month (which reflects the
           Principal Receivables represented
           by the JCPR Amount and by the
           Aggregate Investor Amount)..........................  $1,551,393,984

       (b) The amount of Principal Receivables
           in the Trust represented by the
           Aggregate Investor Amount as of
           the end of the day on the last
           day of such month...................................  $  725,000,000

       (c) The Aggregate Investor Amount set
           forth in paragraph 4(b) above as
           a percentage of the aggregate amount
           of Principal Receivables set forth
           in paragraph 4(a) above.............................          46.73%

       (d) The Aggregate Investor Amount for
           this Series as a percentage of the
           aggregate amount of Principal
           Receivables in the Trust as set
           forth in paragraph 4(a) above.......................          22.56%

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    5. Delinquent Balances
       -------------------

       The aggregate amount of outstanding
       balances in the Accounts in the Trust
       which were delinquent as of the end of
       the day on the last day of such month:
                                                                       Aggregate
                                                                        Account
                                                                        Balance
                                                                        -------
       (a) 1 month: ...........................................  $    64,864,684
       (b) 2 months:...........................................       26,683,584
       (c) 3 months:...........................................       19,200,201
       (d) 4 months:...........................................       15,488,264
       (e) 5 months:...........................................        7,047,444
       (f) 6 or more months:...................................                0

                                                    Total:       $   133,284,177

    6. Investor Default Amount
       -----------------------

       The aggregate amount of the Investor
       Default Amount which was allocated in
       respect of the Certificates of this
       Series..................................................  $     1,911,845

    7. Investor Charge Offs;
       ---------------------
       Reimbursement of Charge Offs
       ----------------------------

       (a) The aggregate amount of Investor
           Charge Offs which was allocated
           in respect of the Certificates of
           this Series.........................................  $          0.00

       (b) The amount of the Investor Charge
           Offs set forth in paragraph 7(a)
           above, per $1,000 original
           Certificate Principal amount
           (which will have the effect of
           reducing pro rata, the amount of
           each Certificateholder's
           investment) allocated to this
           Series..............................................  $          0.00

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       (c) The aggregate amount reimbursed
           to the Trust in the current month
           from drawings under the Letter of
           Credit in respect of Investor
           Charge Offs in prior months.........................  $          0.00

       (d) The amount set forth in paragraph
           7(c) above, per $1,000 original
           Certificate Principal amount
           (which will have the effect of
           increasing, pro rata, the amount
           of each Certificateholder's
           investment) allocated to this
           Series..............................................  $          0.00

    8. Investor Monthly Servicing Fee
       ------------------------------
       The amount of the Investor Monthly
       Servicing Fee for this Series for the
       preceding Monthly Period payable by
       the Trust to the Servicer...............................  $       218,750

    9. Investor Monthly Facility Fee
       -----------------------------
       The amount of the Investor Monthly
       Facility Fee for this Series for the
       preceding Monthly Period payable by the
       Trust to JCPR...........................................  $       364,583

   10. Available L/C Amount
       --------------------
       The Available L/C Amount as of the
       close of business on the Distribution
       Date specified above for this Series....................  $    42,000,000

C. The Pool Factor.
   ---------------
       The Pool Factor (which represents the
       ratio of the Adjusted Investor Amount
       for this Series as of the end of the
       last day of such month to the
       applicable Initial Investor Amount).
       (The amount of a Certificateholder's
       pro rata share of the Investor Amount
       can be determined by multiplying the
       original denomination of the Holder's
       Certificate by the Pool Factor).........................        1.0000000


                           J. C. PENNEY COMPANY, INC.,
                                   as Servicer

                       By:  /s/ M. Rich
                           ---------------------------
                           Title: Credit Controller

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